Fair value measurement - Contingent consideration (Details) - Contingent consideration in relation to investments and acquisitions - Level 3 - CNY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Contingent consideration in relation to investments and acquisitions
Balance at beginning	¥ 537	¥ 829
Additions	226	178
Net increase in fair value	7	(34)
Payment	(71)	(445)
Foreign currency translation adjustments	14	9
Balance at end	¥ 713	¥ 537